Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved. Period ended March 31, 2021 Exhibit 99.1

Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved. 2 Cautionary Note Regarding Forward-Looking Statements The following information is current as of March 31, 2021 (unless otherwise noted) and should be read in connection with the press release of SLM Corporation (the “Company”) announcing its financial results for the quarter ended March 31, 2021, the Form 10-Q for the quarter ended March 31, 2021 filed with the Securities and Exchange Commission (“SEC”) on April 21, 2021, and subsequent reports filed with the SEC. This report contains “forward-looking” statements and information based on management’s current expectations as of the date of this report. Statements that are not historical facts, including statements about our beliefs, opinions, or expectations and statements that assume or are dependent upon future events, are forward-looking statements. This includes, but is not limited to: statements regarding future developments surrounding COVID-19 or any other pandemic, including, without limitation, statements regarding the potential impact of COVID- 19 or any other pandemic on the Company’s business, results of operations, financial condition, and/or cash flows; our expectation and ability to pay a quarterly cash dividend on our common stock in the future, subject to the determination by our Board of Directors, and based on an evaluation of our earnings, financial condition and requirements, business conditions, capital allocation determinations, and other factors, risks, and uncertainties; the Company’s 2021 guidance; the Company’s three-year horizon outlook; the Company’s expectation and ability to execute loan sales and share repurchases; the Company’s projections regarding originations, net charge-offs, non-interest expenses, earnings, balance sheet position and other metrics; and any estimates related to accounting standard changes. Forward-looking statements are subject to risks, uncertainties, assumptions, and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A. “Risk Factors” and elsewhere in the Company’s annual report on Form 10-K for the year ended December 31, 2020 (filed with the SEC on February 25, 2021) and subsequent filings with the SEC; the societal, business, and legislative/regulatory impact of pandemics and other public heath crises; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; failure to comply with consumer protection, banking, and other laws; changes in accounting standards and the impact of related changes in significant accounting estimates, including any regarding the measurement of the Company’s allowance for loan losses and the related provision expense; any adverse outcomes in any significant litigation to which we are a party; credit risk associated with our exposure to third-parties, including counterparties to our derivative transactions; and changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). We could also be affected by, among other things: changes in our funding costs and availability; reductions to our credit ratings; cybersecurity incidents, cyberattacks, and other failures or breaches of our operating systems or infrastructure, including those of third-party vendors; damage to our reputation; risks associated with restructuring initiatives, including failures to successfully implement cost-cutting programs and the adverse effects of such initiatives on our business; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students, and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; changes in banking rules and regulations, including increased capital requirements; increased competition from banks and other consumer lenders; the creditworthiness of our customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of our earning assets versus our funding arrangements; rates of prepayment on the loans that we own; changes in general economic conditions and our ability to successfully effectuate any acquisitions; and other strategic initiatives. The preparation of our consolidated financial statements also requires us to make certain estimates and assumptions, including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this report are qualified by these cautionary statements and are made only as of the date of this report. We do not undertake any obligation to update or revise these forward-looking statements to conform such statements to actual results or changes in our expectations. The Company reports financial results on a GAAP basis and also provides certain non-GAAP “Core Earnings” performance measures. The difference between the Company’s “Core Earnings” and GAAP results for the periods presented were the unrealized, mark-to-fair value gains/losses on derivative contracts (excluding current period accruals on the derivative instruments), net of tax. These are recognized in GAAP, but not in “Core Earnings” results. The Company provides a “Core Earnings” measure because it is one of several measures management uses when making management decisions regarding the Company’s performance and the allocation of corporate resources. The Company’s “Core Earnings” is not a defined term within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations – ‘Core Earnings’” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021.

Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved. 3 Date Transaction Date Transaction Date Transaction July 2015 SMB Private Education Loan Trust 2015-B May 2016 SMB Private Education Loan Trust 2016-A February 2017 SMB Private Education Loan Trust 2017-A July 2016 SMB Private Education Loan Trust 2016-B October 2016 SMB Private Education Loan Trust 2016-C November 2017 SMB Private Education Loan Trust 2017-B March 2018 SMB Private Education Loan Trust 2018-A June 2018 SMB Private Education Loan Trust 2018-B September 2018 SMB Private Education Loan Trust 2018-C March 2019 SMB Private Education Loan Trust 2019-A June 2019 SMB Private Education Loan Trust 2019-B February 2020 SMB Private Education Loan Trust 2020-A August 2020 SMB Private Education Loan Trust 2020-B

Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved. 4 • • • • • • • • •

Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved. 5 Smart Option Serviced Portfolio: 30-59 Day Delinquencies 0% 2% 4% 6% 8% 10% M a r- 1 4 J u n -1 4 S e p -1 4 D e c -1 4 M a r- 1 5 J u n -1 5 S e p -1 5 D e c -1 5 M a r- 1 6 J u n -1 6 S e p -1 6 D e c -1 6 M a r- 1 7 J u n -1 7 S e p -1 7 D e c -1 7 M a r- 1 8 J u n -1 8 S e p -1 8 D e c -1 8 M a r- 1 9 J u n -1 9 S e p -1 9 D e c -1 9 M a r- 2 0 J u n -2 0 S e p -2 0 D e c -2 0 M a r- 2 1 P e rc e n t o f P & I R e p a y m e n t B a la n c e Smart Option Student Loans - Serviced Portfolio 30-59 Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank Data as of March 31, 2021. (1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period. (2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan. (3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages. (4) Data for delinquencies occurring prior to Q1 2021 and reflected in the graph above is based on delinquency bucket period previously used (i.e., 31-60 days). Data for delinquencies occurring in Q1 2021 is based on an updated delinquency bucket period (i.e., 30-59 days) to conform with delinquency bucket periods defined by the FFIEC. 0% 2% 4% 6% 8% 10% M a r- 1 4 J u n -1 4 S e p -1 4 D e c -1 4 M a r- 1 5 J u n -1 5 S e p -1 5 D e c -1 5 M a r- 1 6 J u n -1 6 S e p -1 6 D e c -1 6 M a r- 1 7 J u n -1 7 S e p -1 7 D e c -1 7 M a r- 1 8 J u n -1 8 S e p -1 8 D e c -1 8 M a r- 1 9 J u n -1 9 S e p -1 9 D e c -1 9 M a r- 2 0 J u n -2 0 S e p -2 0 D e c -2 0 M a r- 2 1 P e rc e n t o f P & I R e p a y m e n t B a la n c e Smart Option Student Loans - Serviced Portfolio 30-59 Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank P&I Repayment Vintages 2011-2020 (2), (3) SLM Bank 2011 Vintage SLM Bank 2012 Vintage SLM Bank 2013 Vintage SLM Bank 2014 Vintage SLM Bank 2015 Vintage SLM Bank 2016 Vintage SLM Bank 2017 Vintage SLM Bank 2018 Vintage SLM Bank 2019 Vintage SLM Bank 2020 Vintage

Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved. 6 Smart Option Serviced Portfolio: 60-89 Day Delinquencies 0% 2% 4% 6% 8% 10% M a r- 1 4 J u n -1 4 S e p -1 4 D e c -1 4 M a r- 1 5 J u n -1 5 S e p -1 5 D e c -1 5 M a r- 1 6 J u n -1 6 S e p -1 6 D e c -1 6 M a r- 1 7 J u n -1 7 S e p -1 7 D e c -1 7 M a r- 1 8 J u n -1 8 S e p -1 8 D e c -1 8 M a r- 1 9 J u n -1 9 S e p -1 9 D e c -1 9 M a r- 2 0 J u n -2 0 S e p -2 0 D e c -2 0 M a r- 2 1 P e rc e n t o f P & I R e p a y m e n t B a la n c e Smart Option Student Loans - Serviced Portfolio 60-89 Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank 0% 2% 4% 6% 8% 10% M a r- 1 4 J u n -1 4 S e p -1 4 D e c -1 4 M a r- 1 5 J u n -1 5 S e p -1 5 D e c -1 5 M a r- 1 6 J u n -1 6 S e p -1 6 D e c -1 6 M a r- 1 7 J u n -1 7 S e p -1 7 D e c -1 7 M a r- 1 8 J u n -1 8 S e p -1 8 D e c -1 8 M a r- 1 9 J u n -1 9 S e p -1 9 D e c -1 9 M a r- 2 0 J u n -2 0 S e p -2 0 D e c -2 0 M a r- 2 1 P e rc e n t o f P & I R e p a y m e n t B a la n c e Smart Option Student Loans - Serviced Portfolio 60-89 Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank P&I Repayment Vintages 2011-2020 (2), (3) SLM Bank 2011 Vintage SLM Bank 2012 Vintage SLM Bank 2013 Vintage SLM Bank 2014 Vintage SLM Bank 2015 Vintage SLM Bank 2016 Vintage SLM Bank 2017 Vintage SLM Bank 2018 Vintage SLM Bank 2019 Vintage SLM Bank 2020 Vintage Data as of March 31, 2021. (1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period. (2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan. (3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages. (4) Data for delinquencies occurring prior to Q1 2021 and reflected in the graph above is based on delinquency bucket period previously used (i.e., 61-90 days). Data for delinquencies occurring in Q1 2021 is based on an updated delinquency bucket period (i.e., 60-89 days) to conform with delinquency bucket periods defined by the FFIEC.

Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved. 7 Smart Option Serviced Portfolio: 90+ Day Delinquencies 0% 2% 4% 6% 8% 10% M a r- 1 4 J u n -1 4 S e p -1 4 D e c -1 4 M a r- 1 5 J u n -1 5 S e p -1 5 D e c -1 5 M a r- 1 6 J u n -1 6 S e p -1 6 D e c -1 6 M a r- 1 7 J u n -1 7 S e p -1 7 D e c -1 7 M a r- 1 8 J u n -1 8 S e p -1 8 D e c -1 8 M a r- 1 9 J u n -1 9 S e p -1 9 D e c -1 9 M a r- 2 0 J u n -2 0 S e p -2 0 D e c -2 0 M a r- 2 1 P e rc e n t o f P & I R e p a y m e n t B a la n c e Smart Option Student Loans - Serviced Portfolio 90+ Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank 0% 2% 4% 6% 8% 10% M a r- 1 4 J u n -1 4 S e p -1 4 D e c -1 4 M a r- 1 5 J u n -1 5 S e p -1 5 D e c -1 5 M a r- 1 6 J u n -1 6 S e p -1 6 D e c -1 6 M a r- 1 7 J u n -1 7 S e p -1 7 D e c -1 7 M a r- 1 8 J u n -1 8 S e p -1 8 D e c -1 8 M a r- 1 9 J u n -1 9 S e p -1 9 D e c -1 9 M a r- 2 0 J u n -2 0 S e p -2 0 D e c -2 0 M a r- 2 1 P e rc e n t o f P & I R e p a y m e n t B a la n c e Smart Option Student Loans - Serviced Portfolio 90+ Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank P&I Repayment Vintages 2011-2020 (2), (3) SLM Bank 2011 Vintage SLM Bank 2012 Vintage SLM Bank 2013 Vintage SLM Bank 2014 Vintage SLM Bank 2015 Vintage SLM Bank 2016 Vintage SLM Bank 2017 Vintage SLM Bank 2018 Vintage SLM Bank 2019 Vintage SLM Bank 2020 Vintage Data as of March 31, 2021. (1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period. (2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan. (3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages. (4) Data for delinquencies occurring prior to Q1 2021 and reflected in the graph above is based on delinquency bucket period previously used (i.e., 91 days and greater). Data for delinquencies occurring in Q1 2021 is based on an updated delinquency bucket period (i.e., 90 days and greater) to conform with delinquency bucket periods defined by the FFIEC.

Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved. 8 Smart Option Serviced Portfolio: Forbearance 0% 5% 10% 15% 20% 25% 30% 35% 40% M a r- 1 4 J u n -1 4 S e p -1 4 D e c -1 4 M a r- 1 5 J u n -1 5 S e p -1 5 D e c -1 5 M a r- 1 6 J u n -1 6 S e p -1 6 D e c -1 6 M a r- 1 7 J u n -1 7 S e p -1 7 D e c -1 7 M a r- 1 8 J u n -1 8 S e p -1 8 D e c -1 8 M a r- 1 9 J u n -1 9 S e p -1 9 D e c -1 9 M a r- 2 0 J u n -2 0 S e p -2 0 D e c -2 0 M a r- 2 1 P e rc e n t o f P & I R e p a y m e n t a n d F o rb e a ra n c e B a la n c e Smart Option Student Loans - Serviced Portfolio Forbearance as a % of Loans in P&I Repayment and Forbearance (1) Data for Sallie Mae Bank 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% M a r- 1 4 J u n -1 4 S e p -1 4 D e c -1 4 M a r- 1 5 J u n -1 5 S e p -1 5 D e c -1 5 M a r- 1 6 J u n -1 6 S e p -1 6 D e c -1 6 M a r- 1 7 J u n -1 7 S e p -1 7 D e c -1 7 M a r- 1 8 J u n -1 8 S e p -1 8 D e c -1 8 M a r- 1 9 J u n -1 9 S e p -1 9 D e c -1 9 M a r- 2 0 J u n -2 0 S e p -2 0 D e c -2 0 M a r- 2 1 P e rc e n t o f P & I R e p a y m e n t a n d F o rb e a ra n c e B a la n c e Smart Option Student Loans - Serviced Portfolio Forbearance as a % of Loans in P&I Repayment and Forbearance (1),(2) Data for Sallie Mae Bank P&I Repayment Vintages 2011-2020(3),(4) SLM Bank 2011 Vintage SLM Bank 2012 Vintage SLM Bank 2013 Vintage SLM Bank 2014 Vintage SLM Bank 2015 Vintage SLM Bank 2016 Vintage SLM Bank 2017 Vintage SLM Bank 2018 Vintage SLM Bank 2019 Vintage SLM Bank 2020 Vintage Data as of March 31, 2021. (1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period. (2) COVID-related disaster forbearance includes activity of current as well as delinquent accounts. (3) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan. (4) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages.

Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved. 9 Smart Option Serviced Portfolio: Annualized Gross Defaults 0% 2% 4% 6% 8% 10% M a r- 1 4 J u n -1 4 S e p -1 4 D e c -1 4 M a r- 1 5 J u n -1 5 S e p -1 5 D e c -1 5 M a r- 1 6 J u n -1 6 S e p -1 6 D e c -1 6 M a r- 1 7 J u n -1 7 S e p -1 7 D e c -1 7 M a r- 1 8 J u n -1 8 S e p -1 8 D e c -1 8 M a r- 1 9 J u n -1 9 S e p -1 9 D e c -1 9 M a r- 2 0 J u n -2 0 S e p -2 0 D e c -2 0 M a r- 2 1 P e rc e n t o f P & I R e p a y m e n t B a la n c e Smart Option Student Loans - Serviced Portfolio Annualized Gross Defaults as a % of Loans in P&I Repayment(1) Data for Sallie Mae Bank 0% 2% 4% 6% 8% 10% M a r- 1 4 J u n -1 4 S e p -1 4 D e c -1 4 M a r- 1 5 J u n -1 5 S e p -1 5 D e c -1 5 M a r- 1 6 J u n -1 6 S e p -1 6 D e c -1 6 M a r- 1 7 J u n -1 7 S e p -1 7 D e c -1 7 M a r- 1 8 J u n -1 8 S e p -1 8 D e c -1 8 M a r- 1 9 J u n -1 9 S e p -1 9 D e c -1 9 M a r- 2 0 J u n -2 0 S e p -2 0 D e c -2 0 M a r- 2 1 P e rc e n t o f P & I R e p a y m e n t B a la n c e Smart Option Student Loans - Serviced Portfolio Annualized Gross Defaults as a % of Loans in P&I Repayment(1) Data for Sallie Mae Bank P&I Repayment Vintages 2011-2020 (2), (3) SLM Bank 2011 Vintage SLM Bank 2012 Vintage SLM Bank 2013 Vintage SLM Bank 2014 Vintage SLM Bank 2015 Vintage SLM Bank 2016 Vintage SLM Bank 2017 Vintage SLM Bank 2018 Vintage SLM Bank 2019 Vintage SLM Bank 2020 Vintage Data as of March 31, 2021. (1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period. (2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan. (3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages.

Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved. 10 3.1% 2.4% 2.1% 1.6% 1.4% 0.5% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 0 1 2 3 4 5 6 7 8 C u m u la ti v e D e fa u lt s a s a % o f D is b u rs e d P ri n c ip a l E n te ri n g P & I R e p a y m e n t Years Since First P&I Repayment Period Smart Option Student Loans - Serviced Portfolio: Interest Only Cumulative Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period (1) 2010⁽²⁾ 2011⁽²⁾ 2012⁽²⁾ 2013⁽²⁾ 2014⁽²⁾ 2015⁽³⁾ 2016⁽³⁾ 2017⁽³⁾ 2018⁽³⁾ 2019⁽³⁾ 2020⁽³⁾ 5.4% 4.3% 3.4% 2.4% 1.4% 0.3% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 0 1 2 3 4 5 6 7 C u m u la ti v e D e fa u lt s a s a % o f D is b u rs e d P ri n c ip a l E n te ri n g P & I R e p a y m e n t Years Since First P&I Repayment Period Smart Option Student Loans - Serviced Portfolio: Fixed Pay Cumulative Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period(1) 2011⁽²⁾ 2012⁽²⁾ 2013⁽²⁾ 2014⁽²⁾ 2015⁽³⁾ 2016⁽³⁾ 2017⁽³⁾ 2018⁽³⁾ 2019⁽³⁾ 2020⁽³⁾ 8.7% 7.1% 5.8% 4.6% 0.1% 2.6% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 0 1 2 3 4 5 6 7 8 9 C u m u la ti v e D e fa u lt s a s a % o f D is b u rs e d P ri n c ip a l E n te ri n g P & I R e p a y m e n t Years Since First P&I Repayment Period Smart Option Student Loans - Serviced Portfolio: Deferred Cumulative Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period(1) 2012⁽²⁾ 2013⁽²⁾ 2014⁽²⁾ 2015⁽³⁾ 2016⁽³⁾ 2017⁽³⁾ 2018⁽³⁾ 2019⁽³⁾ 2020⁽³⁾ 6.4% 5.1% 4.1% 3.1% 1.9% 0.3% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 0 1 2 3 4 5 6 7 8 C u m u la ti v e D e fa u lt s a s a % o f D is b u rs e d P ri n c ip a l E n te ri n g P & I R e p a y m e n t Years Since First P&I Repayment Period Smart Option Student Loans - Serviced Portfolio: Total Portfolio Cumulative Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period (1) 2010⁽²⁾ 2011⁽²⁾ 2012⁽²⁾ 2013⁽²⁾ 2014⁽²⁾ 2015⁽³⁾ 2016⁽³⁾ 2017⁽³⁾ 2018⁽³⁾ 2019⁽³⁾ 2020⁽³⁾

Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved. 11 0% 5% 10% 15% 20% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: All Products Voluntary CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2019 Vintage 2020 Vintage 0% 5% 10% 15% 20% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Interest Only Voluntary CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2019 Vintage 2020 Vintage 0% 5% 10% 15% 20% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Fixed Pay Voluntary CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2019 Vintage 2020 Vintage 0% 5% 10% 15% 20% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Deferred Voluntary CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2019 Vintage 2020 Vintage

Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved. 12 ► 0% 5% 10% 15% 20% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: All Products Total CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2019 Vintage 2020 Vintage 0% 5% 10% 15% 20% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Interest Only Total CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2019 Vintage 2020 Vintage 0% 5% 10% 15% 20% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Fixed Pay Total CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2019 Vintage 2020 Vintage 0% 5% 10% 15% 20% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Deferred Total CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2019 Vintage 2020 Vintage

Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved. 13 0 1 2 3 4 5 6 7 8 9 Total 2010 (2) 428 1.2% 1.3% 1.2% 1.0% 0.9% 0.5% 0.4% 0.4% 0.3% 7.2% 2011 (2) 997 0.8% 1.1% 1.3% 1.1% 0.8% 0.6% 0.5% 0.4% 6.6% 2012 (2) 1633 0.5% 0.9% 1.3% 1.0% 0.8% 0.7% 0.4% 5.7% 2013 (2) 2256 0.4% 1.0% 1.4% 1.0% 0.9% 0.7% 5.3% 2014 (2) 2822 0.3% 1.5% 1.4% 1.2% 0.9% 5.4% 2015 (3) 2491 0.3% 1.8% 1.5% 1.1% 0.8% 0.7% 0.2% 6.4% 2016 (3) 3183 0.2% 1.4% 1.5% 1.0% 0.8% 0.2% 5.1% 2017 (3) 3784 0.3% 1.3% 1.4% 0.9% 0.2% 4.1% 2018 (3) 4201 0.2% 1.2% 1.4% 0.2% 3.1% 2019 (3) 4482 0.3% 1.3% 0.4% 1.9% 2020 (3) 4336 0.2% 0.1% 0.3% 0 1 2 3 4 5 6 7 8 9 Total 2010 (2) 409 1.2% 1.2% 1.1% 1.0% 0.9% 0.5% 0.4% 0.4% 0.3% 7.0% 2011 (2) 915 0.7% 1.0% 1.2% 1.0% 0.8% 0.6% 0.5% 0.4% 6.2% 2012 (2) 1491 0.5% 0.7% 1.2% 0.9% 0.8% 0.7% 0.4% 5.1% 2013 (2) 2046 0.3% 0.8% 1.2% 0.9% 0.9% 0.7% 4.7% 2014 (2) 2543 0.3% 1.2% 1.3% 1.1% 0.9% 4.7% 2015 (3) 2221 0.2% 1.5% 1.4% 1.0% 0.8% 0.6% 0.2% 5.7% 2016 (3) 2851 0.2% 1.2% 1.4% 0.9% 0.7% 0.2% 4.7% 2017 (3) 3396 0.2% 1.1% 1.4% 0.8% 0.2% 3.8% 2018 (3) 3777 0.2% 1.1% 1.4% 0.2% 2.9% 2019 (3) 4039 0.3% 1.1% 0.4% 1.7% 2020 (3) 3926 0.2% 0.0% 0.2% 0 1 2 3 4 5 6 7 8 9 Total 2010 (2) 19 1.7% 2.8% 1.7% 1.6% 0.9% 0.6% 0.2% 0.4% 0.1% 10.0% 2011 (2) 82 1.9% 2.9% 2.2% 1.7% 1.1% 1.0% 0.6% 0.4% 11.7% 2012 (2) 143 1.1% 2.8% 2.7% 2.0% 1.3% 1.1% 0.6% 11.7% 2013 (2) 210 0.8% 2.9% 3.1% 1.8% 1.5% 0.9% 11.0% 2014 (2) 279 0.9% 4.2% 3.0% 2.0% 1.4% 11.6% 2015 (3) 270 1.0% 4.3% 2.6% 1.8% 1.2% 1.1% 0.2% 12.1% 2016 (3) 333 0.6% 3.0% 2.5% 1.5% 1.1% 0.2% 8.9% 2017 (3) 388 0.6% 2.9% 1.9% 1.3% 0.3% 7.0% 2018 (3) 424 0.5% 2.6% 1.9% 0.3% 5.4% 2019 (3) 444 0.5% 2.5% 0.6% 3.6% 2020 (3) 410 0.4% 0.2% 0.6% Smart Option Combined (P&I Repayment - No Co-signer) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Smart Option Combined (P&I Repayment - Total) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage by Years Since First P&I Repayment Period (1), (4), (5) Smart Option Combined (P&I Repayment - Co-signer) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage by Years Since First P&I Repayment Period (1), (4), (5) Periodic Defaults Percentage by Years Since First P&I Repayment Period (1), (4), (5)

Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved. 14 0 1 2 3 4 5 6 7 8 9 Total 2010 (2) 427 1.2% 1.3% 1.2% 1.0% 0.9% 0.5% 0.4% 0.4% 0.2% 7.1% 2011 (2) 772 1.0% 1.1% 1.2% 1.0% 0.7% 0.5% 0.4% 0.3% 6.1% 2012 (2) 855 0.7% 0.7% 1.0% 0.7% 0.6% 0.4% 0.3% 4.4% 2013 (2) 890 0.5% 0.6% 0.9% 0.6% 0.5% 0.4% 3.6% 2014 (2) 864 0.5% 0.7% 0.7% 0.6% 0.5% 3.0% 2015 (3) 570 0.6% 0.8% 0.6% 0.4% 0.4% 0.2% 0.0% 3.1% 2016 (3) 749 0.5% 0.6% 0.6% 0.4% 0.3% 0.1% 2.4% 2017 (3) 954 0.6% 0.5% 0.5% 0.4% 0.1% 2.1% 2018 (3) 1099 0.5% 0.5% 0.5% 0.1% 1.6% 2019 (3) 1170 0.6% 0.6% 0.2% 1.4% 2020 (3) 1124 0.5% 0.1% 0.5% 0 1 2 3 4 5 6 7 8 9 Total 2010 (2) 408 1.2% 1.2% 1.1% 1.0% 0.9% 0.5% 0.4% 0.4% 0.2% 7.0% 2011 (2) 713 0.9% 1.0% 1.2% 0.9% 0.6% 0.5% 0.4% 0.3% 5.8% 2012 (2) 788 0.7% 0.6% 0.9% 0.6% 0.6% 0.4% 0.3% 4.0% 2013 (2) 818 0.5% 0.5% 0.8% 0.5% 0.5% 0.4% 3.1% 2014 (2) 785 0.5% 0.5% 0.6% 0.6% 0.4% 2.6% 2015 (3) 497 0.5% 0.6% 0.5% 0.4% 0.4% 0.2% 0.0% 2.7% 2016 (3) 651 0.4% 0.5% 0.5% 0.4% 0.3% 0.1% 2.1% 2017 (3) 832 0.5% 0.4% 0.5% 0.3% 0.1% 1.8% 2018 (3) 965 0.4% 0.4% 0.4% 0.1% 1.4% 2019 (3) 1034 0.6% 0.5% 0.1% 1.2% 2020 (3) 1008 0.4% 0.0% 0.4% 0 1 2 3 4 5 6 7 8 9 Total 2010 (2) 19 1.7% 2.8% 1.7% 1.6% 0.9% 0.6% 0.2% 0.4% 0.1% 10.0% 2011 (2) 59 2.1% 2.5% 1.8% 1.5% 1.0% 0.8% 0.5% 0.2% 10.2% 2012 (2) 67 1.4% 2.1% 2.0% 1.3% 0.8% 0.7% 0.3% 8.5% 2013 (2) 72 1.4% 2.1% 2.0% 1.4% 1.0% 0.4% 8.3% 2014 (2) 79 1.3% 2.1% 1.8% 1.2% 0.9% 7.3% 2015 (3) 73 1.3% 2.0% 1.2% 0.7% 0.5% 0.4% 0.1% 6.0% 2016 (3) 98 1.0% 1.4% 1.1% 0.8% 0.5% 0.1% 4.8% 2017 (3) 122 1.1% 1.3% 0.8% 0.6% 0.1% 3.9% 2018 (3) 134 0.9% 1.1% 1.0% 0.1% 3.1% 2019 (3) 136 0.9% 1.4% 0.4% 2.7% 2020 (3) 117 0.9% 0.3% 1.2% Smart Option Interest Only (P&I Repayment - No Co-signer) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage by Years Since First P&I Repayment Period (1), (4), (5) Smart Option Interest Only (P&I Repayment - Total) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage by Years Since First P&I Repayment Period (1), (4), (5) Smart Option Interest Only (P&I Repayment - Co-signer) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage by Years Since First P&I Repayment Period (1), (4), (5)

Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved. 15 0 1 2 3 4 5 6 7 8 9 Total 2011 (2) 221 0.3% 1.3% 1.6% 1.4% 1.4% 1.0% 0.9% 0.7% 8.5% 2012 (2) 529 0.4% 1.0% 1.8% 1.2% 1.1% 0.9% 0.6% 6.9% 2013 (2) 732 0.3% 1.0% 1.4% 1.0% 1.1% 0.7% 5.5% 2014 (2) 959 0.4% 1.1% 1.3% 1.1% 0.9% 4.7% 2015 (3) 782 0.4% 1.3% 1.3% 0.9% 0.8% 0.6% 0.1% 5.4% 2016 (3) 1011 0.4% 1.0% 1.2% 0.9% 0.7% 0.2% 4.3% 2017 (3) 1174 0.3% 0.9% 1.2% 0.7% 0.2% 3.4% 2018 (3) 1263 0.3% 0.9% 1.0% 0.2% 2.4% 2019 (3) 1371 0.3% 0.8% 0.3% 1.4% 2020 (3) 1371 0.2% 0.1% 0.3% 0 1 2 3 4 5 6 7 8 9 Total 2011 (2) 199 0.2% 1.0% 1.4% 1.3% 1.3% 0.9% 0.9% 0.7% 7.7% 2012 (2) 482 0.3% 0.8% 1.6% 1.1% 1.0% 0.8% 0.6% 6.2% 2013 (2) 669 0.3% 0.8% 1.3% 0.9% 1.0% 0.7% 5.0% 2014 (2) 877 0.3% 0.9% 1.2% 1.1% 0.9% 4.3% 2015 (3) 705 0.3% 1.1% 1.2% 0.8% 0.7% 0.5% 0.1% 4.8% 2016 (3) 909 0.3% 0.9% 1.1% 0.8% 0.6% 0.2% 3.9% 2017 (3) 1057 0.3% 0.8% 1.2% 0.7% 0.2% 3.1% 2018 (3) 1136 0.2% 0.8% 1.0% 0.2% 2.1% 2019 (3) 1232 0.3% 0.7% 0.3% 1.3% 2020 (3) 1233 0.2% 0.1% 0.3% 0 1 2 3 4 5 6 7 8 9 Total 2011 (2) 22 1.3% 3.9% 3.2% 2.4% 1.5% 1.5% 0.9% 0.8% 15.6% 2012 (2) 47 1.4% 3.1% 3.8% 2.3% 1.9% 1.2% 0.7% 14.3% 2013 (2) 63 1.0% 2.7% 3.0% 1.8% 1.4% 1.1% 11.0% 2014 (2) 82 1.3% 3.1% 2.5% 1.6% 1.3% 9.7% 2015 (3) 77 1.5% 2.9% 2.8% 1.8% 1.1% 1.0% 0.2% 11.3% 2016 (3) 102 0.9% 2.3% 2.1% 1.4% 1.2% 0.1% 7.9% 2017 (3) 118 0.7% 2.1% 1.6% 1.3% 0.3% 6.0% 2018 (3) 127 0.7% 2.0% 1.6% 0.3% 4.6% 2019 (3) 139 0.6% 1.6% 0.4% 2.6% 2020 (3) 138 0.3% 0.2% 0.5% Smart Option Fixed Payment (P&I Repayment - No Co-signer) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage by Years Since First P&I Repayment Period (1), (4), (5) Smart Option Fixed Payment (P&I Repayment - Total) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage by Years Since First P&I Repayment Period (1), (4), (5) Smart Option Fixed Payment (P&I Repayment - Co-signer) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage by Years Since First P&I Repayment Period (1), (4), (5)

Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved. 16 0 1 2 3 4 5 6 7 8 9 Total 2012 (2) 249 0.1% 1.5% 1.4% 1.6% 1.1% 1.2% 0.7% 7.6% 2013 (2) 635 0.1% 1.6% 2.1% 1.4% 1.3% 1.1% 7.6% 2014 (2) 999 0.1% 2.6% 2.3% 1.7% 1.4% 8.0% 2015 (3) 1140 0.1% 2.8% 2.1% 1.5% 1.1% 0.9% 0.3% 8.7% 2016 (3) 1424 0.0% 2.2% 2.2% 1.3% 1.1% 0.3% 7.1% 2017 (3) 1656 0.1% 2.1% 2.1% 1.3% 0.3% 5.8% 2018 (3) 1838 0.1% 1.9% 2.3% 0.3% 4.6% 2019 (3) 1942 0.1% 2.0% 0.6% 2.6% 2020 (3) 1840 0.1% 0.0% 0.1% 0 1 2 3 4 5 6 7 8 9 Total 2012 (2) 221 0.1% 1.1% 1.2% 1.4% 1.0% 1.2% 0.7% 6.7% 2013 (2) 559 0.1% 1.3% 1.8% 1.2% 1.2% 1.1% 6.7% 2014 (2) 881 0.1% 2.0% 2.0% 1.6% 1.3% 7.0% 2015 (3) 1019 0.1% 2.3% 1.9% 1.4% 1.0% 0.8% 0.3% 7.8% 2016 (3) 1291 0.0% 1.9% 2.1% 1.3% 1.0% 0.3% 6.6% 2017 (3) 1507 0.1% 1.8% 2.0% 1.2% 0.3% 5.4% 2018 (3) 1676 0.1% 1.6% 2.2% 0.3% 4.3% 2019 (3) 1773 0.1% 1.8% 0.5% 2.4% 2020 (3) 1685 0.1% 0.0% 0.1% 0 1 2 3 4 5 6 7 8 9 Total 2012 (2) 28 0.0% 4.2% 2.8% 3.0% 1.8% 1.7% 1.2% 14.8% 2013 (2) 75 0.1% 3.9% 4.2% 2.3% 2.0% 1.2% 13.7% 2014 (2) 118 0.3% 6.4% 4.2% 2.9% 1.8% 15.7% 2015 (3) 120 0.6% 6.6% 3.4% 2.4% 1.6% 1.5% 0.2% 16.3% 2016 (3) 133 0.0% 4.8% 3.8% 2.1% 1.4% 0.4% 12.6% 2017 (3) 149 0.1% 4.8% 3.2% 1.9% 0.4% 10.3% 2018 (3) 163 0.0% 4.4% 2.9% 0.5% 7.8% 2019 (3) 169 0.0% 4.1% 1.0% 5.1% 2020 (3) 156 0.1% 0.1% 0.2% Smart Option Deferred (P&I Repayment - No Co-signer) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage by Years Since First P&I Repayment Period (1), (4), (5) Smart Option Deferred (P&I Repayment - Total) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage by Years Since First P&I Repayment Period (1), (4), (5) Smart Option Deferred (P&I Repayment - Co-signer) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage by Years Since First P&I Repayment Period (1), (4), (5)

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